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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report:                 FEBRUARY 15, 2005

                                 ASSURANT, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     001-31978                 39-1126612
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

            ONE CHASE MANHATTAN PLAZA, 41ST FLOOR
                     NEW YORK, NEW YORK                              10005
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          (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 859-7000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 15, 2005, Assurant, Inc. issued a press release reporting on its financial results for the year ended December 31, 2004 and 2003. The text of the press release, which is attached at Exhibit 99.1, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.2, are each incorporated by reference into this Item.

EXHIBITS

      99.1  Press Release Dated February 15, 2005.

      99.2 Presentation entitled "Assurant, Inc. Financial Supplement as of December 31, 2004".

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASSURANT, INC.

Date:  February 15, 2005                By:      /s/ Katherine Greenzang
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                                        Katherine Greenzang
                                        Senior Vice President, General
                                        Counsel and Secretary

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